UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Sections 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event
reported): November 27, 2007
GRAPHIC PACKAGING CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-13182	58-2205241
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)
814 Livingston Court
Marietta, Georgia 30067
(Address of principal executive offices)
(Zip Code)
(770) 644-3000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     As previously disclosed in its Quarterly Report on Form 10-Q for the quarter ended September 30, 2007 (the “Form 10-Q”), Graphic Packaging Corporation (the “Company”) sold its Swedish operations on October 16, 2007. The assets subject to this transaction met the criteria for reporting as discontinued operations and were reported as such in the Form 10-Q. Under generally accepted accounting principles, the Company is now required to reclassify previously reported prior period financial statements to reflect the discontinued operations on a basis comparable to the presentation in the Form 10-Q. Accordingly, the Company is required to update the financial statements included in its Annual Report on Form 10-K to reflect the discontinued operations. We are hereby providing certain financial information that has been revised in advance of the effectiveness of the Registration Statement on Form S-4 (Registration No. 333-145849) filed by New Giant Corporation and the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The historical financial information included herein has been revised and updated from its original presentation to incorporate the following:
•	Item 6. Selected Financial Data;

•	Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Item 8. Financial Statements and Supplementary Data
     The updated information included in this Current Report on Form 8-K is presented in connection with the transaction described above and does not constitute a restatement of previously issued financial information. The information contained in this Current Report on Form 8-K is presented as of December 31, 2006 and, except as indicated above, this information has not been updated to reflect financial results subsequent to that date or any other changes since the date of the Company’s Annual Report on Form 10-K for the year ended December 31, 2006. Other than the reclassifications and footnote disclosures, there is no change to the Company’s previously reported consolidated financial condition or cash flows. This filing should be read together with the Company’s other filings with the Securities and Exchange Commission subsequent to the filing of the Annual Report on Form 10-K for the year ended December 31, 2006. Information in such reports and documents updates and supersedes certain information contained in this document.
Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description

99.1
Updated Selected Financial Data, Management’s Discussion and Analysis of Financial Condition and Results of Operations, and Consolidated Financial Statements and Supplementary Data for the years ended December 31, 2006, 2005 and 2004 (Part II — Items 6, 7 and 8 of the Company’s Report on Form 10-K for the year ended December 31, 2006, filed with the SEC on March 2, 2007).

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GRAPHIC PACKAGING CORPORATION
(Registrant)
Date: November 27, 2007	By:	/s/ DANIEL J. BLOUNT
Daniel J. Blount
Senior Vice President and Chief Financial Officer

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